 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2007

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Marietta Street, Suite 2600
Atlanta, GA 30303
(Address of principal executive offices) (Zip Code)

(404) 230-5705
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2007, Winsonic Digital Media Group, Ltd. (the “Company”) issued to Surry P. Roberts a $300,000 6% Convertible Subordinated Promissory Note (the “Note”) and a warrant (the “Warrant”) to purchase up to 600,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Note, which accrues interest at 6%, matures on June 30, 2008.  Mr. Roberts has the option to convert the Note into up to 600,000 shares of Common Stock at any time on or prior to the maturity date at a conversion price of $0.40 per share.  In addition, the Note is convertible into up to 600,000 shares of Common Stock if the Company completes an equity financing which raises proceeds of at least $2,000,000 or if the Company completes certain specified transactions. The Note also includes covenants and event of default which are customary for promissory notes of this nature.  The Note also provides Mr. Roberts certain piggy-back registration rights with respect to the shares of Common Stock into which the Note is convertible.

The Warrant, which has an exercise price of $0.50 per share, expires on December 3, 2009.  The Warrant includes customary anti-dilution provisions and also provides Mr. Roberts with certain piggy-back registration rights with respect to the shares of Common Stock into which the Warrant is exercisable.

The Note and the Warrant were issued in reliance on the registration exemption provided by Section 4(2) of the Securities Act of 1933, as amended.  The Note and the Warrant are attached hereto as Exhibits 4.1 and 4.2, respectively, and are hereby incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective December 7, 2007, Joseph Morris resigned from the Company as Chief Operating Officer.  Effective December 13, 2007, Jeffrey Burke resigned from the Company as Executive Vice President.  The Company is in the process of negotiating separation agreements with Mr. Morris and Mr. Burke.

(c)  Following Mr. Morris’ resignation, effective December 16, 2007, the Company promoted Bobby Reed to the position of Chief Operating Officer of the Company.  Previously, Mr. Reed was serving as Vice President of Operations.  Prior to joining the Company, Mr. Reed was Vice President of Operations for Prince & Associates, a privately held company comprised of four divisions (telecommunications, real estate, restaurants, and construction).  Prince & Associates provided consulting services to AT&T, Cingular Wireless, Verizon Wireless, Ericsson, Lucent Technologies and many other communications companies, municipalities, etc.  Before Prince & Associates, Mr. Reed served as Senior Vice President, Chief Operating Officer, and Principal-In-Charge for a women-owned environmental and engineering consulting firm based in Atlanta, Georgia.  The firm provided services for municipalities, such as the City of Atlanta, Fulton County, DeKalb County, private consulting firms, CH2M Hill, Metcalf & Eddy, Parsons, and several other entities.  Mr. Reed also served as Principal-In-Charge, Program Manager and National Client Accounts Manager of Law Engineering (now MACTEC Engineering and Environmental Services) for fifteen years.  There are no transactions in which Mr. Reed has an interest requiring disclosure under Item 404(a) of Regulation S-B.  The Company is currently in the process of negotiating the terms of Mr. Reed’s employment.

Effective November 26, 2007, the Company appointed David Lasier to the position of President of the Company.  Prior to joining the Company, Mr. Lasier was Vice President of Shenandoah Telecommunications Company (Shentel; NASDAQ:  SHEN), a communications company that provides a broad range of services, including local and long distance telephone, Internet, cable television, and cellular services.  Before Shentel, Mr. Lasier was Chief Executive Officer and President of Broadband Metro Communications, a wireless broadband communications company providing services in the southeastern United States.  Prior to Broadband Metro Communications, he was founder and Chief Executive Officer of ClearSKY Networks, now Airimba Wireless, Inc.  In addition, Mr. Lasier was the founder and Chief Executive Officer of three wireless related companies, including Telecom Wireless Solutions, Blue Sky Communications, Inc., and BulletIN.net, now Bulletin Wireless.  He also held senior management positions with Motorola and BellSouth Enterprises.  Mr. Lasier received a B.S. degree in Business Management from Bradley University in 1978, a B.S. degree in Thermodynamic and Energy Conversion Engineering from the University of Illinois in 1982, and his M.B.A. from Lake Forest Graduate School of Management in 1990.  There are no transactions in which Mr. Lasier has an interest requiring disclosure under Item 404(a) of Regulation S-B.  The Company is currently in the process of negotiating the terms of Mr. Lasier’s employment.

Item 7.01 Regulation FD Disclosure.

The purpose of this disclosure is to update certain information included in the Company's Form 10-Q for the quarter ended September 30, 2007, which was filed with the Securities Exchange Commission on November 11, 2007, with respect to the Yalley vs. Winsonic Digital Media Group, Ltd. legal proceeding described in Notes 6 and 13 to the Financial Statements included therein. The Company inadvertently failed to report that prior to the settlement of this matter, which prohibits either party from bringing any future claim based on their previous relationship, the Company withdrew the counterclaim it filed in response to the amended complaint Mr. Yalley filed on March 20, 2007.

Item 8.01 Other Events.

Effective November 26, 2007, the Company appointed Katie Ashcraft to the position of Vice President of Finance for the Company.  Prior to joining the Company, Ms. Ashcraft was the Chief Financial Officer for CIO Partners of Atlanta, Inc., a nationwide leader in executive search, IT staffing, and HR solution strategies.  Before CIO Partners, she was a financial consultant assisting development stage companies with implementing accounting and financial management systems, including IT governance policies and procedures.  From 1994 to 2004, Ms. Ashcraft was a founding member and Vice President of several international wireless related companies, including Telecom Wireless Solutions, TWS do Brasil, BulletIN.net (now Bulletin Wireless), ClearSKY Networks (now Airimba Wireless, Inc.), and Broadband Metro Communications.  She joined Shenandoah Telecommunications Company (Shentel; NASDAQ:  SHEN) upon the asset sale of Broadband Metro Communications.  In addition, Ms. Ashcraft also held management positions with Hughes Aircraft, Unisys, and BellSouth.  Ms. Ashcraft received a B.S. degree in Marketing from Appalachian State University in 1976; studied abroad at the Oxford University in London, England; and received her M.B.A. with an emphasis in international finance from California State University in 1983.  There are no transactions in which Ms. Ashcraft has an interest requiring disclosure under Item 404(a) of Regulation S-B.  The Company is currently in the process of negotiating the terms of Ms. Ashcraft’s employment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	$300,000 6% Convertible Subordinated Promissory Note dated December 3, 2007 issued to Surry P.Roberts.
4.2	Warrant to purchase 600,000 shares of the Company’s Common Stock dated December 3, 2007 issued to Surry P. Roberts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2007

WINSONIC DIGITAL MEDIA GROUP, LTD.

By:	/s/ Winston Johnson
	Name:	Winston Johnson
	Title:	Chairman of the Board and CEO